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                                 Exhibit 10.31.1

                          AMENDMENT TO CREDIT AGREEMENT
                     (Acquisition Revolving Line of Credit)

      THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated December 1, 1999, is by and between LITHIA MOTORS, INC., an Oregon corporation ("Borrower"), whose address is 360 East Jackson Street, Medford, Oregon 97501, and FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Lender"), whose address is 13555 S.E. 36th Street, Suite 280, Bellevue, Washington 98006 ("Lender's Address").

      WHEREAS, pursuant to the terms of a certain Credit Agreement (the "Agreement") dated November 23, 1998, Lender made a loan to Borrower in the original principal amount of $75,000,000.00 (the "Original Loan"); and

      WHEREAS, the Original Loan is evidenced by a certain Promissory Note dated November 23, 1998, made by Borrower to the order of Lender in the original principal amount of $75,000,000.00 (the "Original Note"); and

      WHEREAS, Borrower has requested an increase in the principal balance of the Original Loan to $115,000,000.00 to provide financing for Borrower's Permitted Acquisition of Dealership Guarantors (as defined herein) and a renewal of the Original Loan, pursuant to the terms of a certain Amended & Restated Promissory Note in the principal amount of $115,000,000.00 dated as of even date herewith and made by Borrower to the order of Lender (the "Amended Note" and with the Original Note collectively referred to as the "Note"); and

      WHEREAS, Lender is willing to increase the Original Loan if and only if
(i) Borrower executes this Amendment and the Amended Note, (ii) each Dealership Guarantor reaffirms its obligations under its Dealership Guaranty and Dealership Security Agreement and under the Contribution Agreement (each as defined in the Agreement), and (iii) the Loan continues to be cross-collateralized and cross-defaulted with other Indebtedness of Borrower and Dealership Guarantors.

      NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

      1. Except as modified herein, all capitalized terms used herein and in the foregoing recitals have the meanings set forth in the Agreement and the Note. The following amendments are effective as of December 1, 1999.

      2. The term "Loan" shall mean the Original Loan as amended by this Amendment.

      3. Section 1.1(z) of the Agreement, entitled "Commitment" is hereby deleted in its entirety and the following is substituted therefor:


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            "(z) "Commitment" means the lessor of (i) $115,000,000.00 minus the amount of any Decision Reserve in effect from time to time or (ii) any lower amount Borrower may have elected pursuant to Section 2.3 hereof."

      4. Section 1.1(ff) of the Agreement, entitled "Contribution Agreement" is hereby deleted in its entirety and the following is substituted therefor:

            "(ff) "Contribution Agreement" means collectively, that certain Contribution Agreement dated November 23, 1998, as amended by the Amended & Restated Contribution Agreement dated _________________, 2000, as it may be amended, restated or otherwise modified and in effect from time to time, and each of those certain Binding Acknowledgments dated as of various dates and executed by Dealership Guarantors acquired pursuant to Permitted Acquisitions, and any future Binding Acknowledgments executed by Dealership Guarantors acquired pursuant to any future Permitted Acquisitions."

      5. Section 1.1(rrr) of the Agreement, entitled "Note" is hereby deleted in its entirety and the following is substituted therefor:

            "(rrr) "Note" means collectively, that certain Promissory Note dated November 23, 1998, from Borrower to the order of Lender in the principal amount of $75,000,000.00, as amended by the Amended & Restated Promissory Note dated _______________, 2000 in the principal amount of $115,000,000.00, as it may be amended, restated or otherwise modified and in effect from time to time."

      6. Section 1.1(vvvv) of the Agreement, entitled "Termination Date" is hereby deleted in its entirety and the following is substituted therefor:

            "(vvvv) "Termination Date" means the earlier of (a) December 1, 2002 or (b) the date of termination of the Commitment pursuant to either of Section
2.3 or Section 7.1 hereof."

      7. Section 3.3 of the Agreement, entitled "Condition Precedent to Additional Advance" is hereby deleted in its entirety and the following is substituted therefor:

      "3.3 Condition Precedent to Additional Advance. Notwithstanding anything to the contrary in this Agreement, the Lender shall be under no obligation to make an Advance to the Borrower hereunder until and unless the following requirements shall have been satisfied:

      (i) There shall exist no liens on the Collateral other than Permitted Existing Liens, liens permitted under Section 5.3 (c) hereof, and those Permitted Existing Liens appearing on Schedule 1.1.3 marked with an asterisk shall have been released and or terminated, and the Borrower shall have confirmed delivery of such releases, UCC-3 termination statements or other documentation reasonably requested by the Lender evidencing such release or termination;

      (ii) The loss payable endorsements referenced in Section 5.2(g) shall have been delivered to the Lender."


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      8. Section 4.2 of the Agreement is hereby deleted in its entirety and the following is substituted therefor:

      "(b) Each of the Transaction Documents to which the Borrower or any of its Subsidiaries is a party has been duly executed, delivered or filed, as the case may be, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, is in full force and effect and no material term or condition thereof has been amended, modified or waived without the prior written consent of the Lender (notwithstanding the foregoing, Transaction Documents that are not Loan Documents may be amended or modified without Lender's prior written consent provided that Borrower provides Lender with copies of any such amendment or modification in a timely manner after the making of any such amendment or modification), and the Borrower and its Subsidiaries have, and, to the best of the Borrower's and its Subsidiaries' knowledge, all other parties thereto have, performed and complied with all the material terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such parties on or before the date hereof, and no unmatured default, default or breach of any material covenant by any such party exists thereunder."

      9. Section 5.3 (a) (xv) of the Agreement is hereby deleted in its entirety and the following is substituted therefor in order to correct a typographical error:

      "(xv) Indebtedness not in excess of $250,000 in connection with the liens set forth in Section 5.3(c)(ix)."

      10. Section 5.3 (b) (vi) is hereby added to the Agreement to read in its entirety as follows:

      "(vi) transfers from one Dealership Guarantor to another Dealership Guarantor or to Borrower."

      11. Section 5.3 (l) of the Agreement is hereby amended and restated in its entirety to read as follows:

      "(l) Issuance of Equity Interests. The Borrower shall not issue any Equity Interests if as a result of such issuance a Change of Control shall occur. Except as permitted in connection with a Majority Acquisition or as required to comply with the terms of the relevant franchise agreement with a particular automotive manufacturer, none of the Borrower's Subsidiaries shall issue any Equity Interests other than to the Borrower or to a wholly owned Subsidiary of Borrower."

      12. Section 5.3 (c) (x) is hereby added to the Agreement to read in its entirety as follows:

      "(x) previously existing Liens which encumber Equipment acquired in connection with a Permitted Acquisition."


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      13. Section 5.3 (h) of the Agreement is hereby deleted in its entirety and the following is substituted therefor in order to correct a typographical error:

      "(h) Restriction on Fundamental Change. Neither the Borrower nor any of its Subsidiaries shall enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of the Borrower's or any such Subsidiary's business or property, whether now or hereafter acquired, except (i) transactions permitted under Sections 5.3(b) or 5.3(g) (ii) the merger of a Subsidiary of the Borrower into or with a Person acquired or being acquired in connection with a Permitted Acquisition; (iii) the merger of a wholly-owned Subsidiary of the Borrower with and into the Borrower; and (iv) the merger of a Subsidiary of the Borrower with another Subsidiary of the Borrower; provided, however, (i) with respect to any such permitted mergers involving any Dealership Guarantor, the surviving corporation in the merger shall also be or become a Dealership Guarantor; and (ii) after the consummation of any such transaction, the Borrower shall be in compliance with the provisions of Sections 5.2(l) and 5.3(f)."

      14. Schedule 4.8 attached hereto (i) contains a description as of the date of this Amendment of the corporate structure of the Borrower and its Subsidiaries and any other Person in which the Borrower or any of its Subsidiaries holds an Equity Interest; and (ii) accurately sets forth as of the date of this Amendment (A) the correct legal name, the jurisdiction of incorporation or formation and the jurisdictions in which each of the Borrower and the Subsidiaries of the Borrower is qualified to transact business as a foreign corporation or other foreign entity and (B) a summary of the direct and indirect partnership, joint venture, or other Equity Interests, if any, of the Borrower and each Subsidiary of the Borrower in any Person that is not a corporation.

      15. Borrower hereby reaffirms each representation and warranty made in the Agreement and represents that no Event of Default or Unmatured Default exists.

      16. The security interest granted by Borrower to Lender under the Borrower Security Agreement and the terms and conditions of the Borrower Security Agreement shall apply equally to the indebtedness evidenced by the Note, and the covenants of the Borrower Security Agreement and the Agreement, as amended by this Amendment shall remain in full force and effect until the Principal Balance of the Note and interest thereon is paid in full and all of the obligations of Borrower to Lender under the Agreement, as amended, and the Note are fully performed and observed. Except as otherwise amended in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect in accordance with the provisions thereof. The Loan may be further renewed or extended only upon such terms and conditions and at such rate of interest as the parties hereby may agree upon in writing. Furthermore, Borrower hereby reaffirms its obligations under the Borrower Guaranty.

      NOTICE: UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.


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      IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date set forth above intending to be legally bound hereby.


                                   FORD MOTOR CREDIT COMPANY, a
                                   Delaware corporation

                                   By  _________________________________________
                                       B. W. Evans, National Account Manager


                                   LITHIA MOTORS, INC.,
                                   an Oregon corporation

                                   By  _________________________________________
                                          M. L.  Dick Heimann, President


                                   Attest: _____________________________________
                                              Sidney B. DeBoer, Secretary


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